SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2005

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

We hereby amend our Current Report on Form 8-K dated November 8, 2005 and filed with the Commission on November 14, 2005 (the “Report”), which announced the completion of our acquisition of privately-held Safety Tech International, Inc. (“STI”), a supplier of powered air purifying respirators for chemical, biological, radiological and nuclear (CBRN) protection. The purpose of this amendment is to amend Item 9.01 of the Report for the purpose of filing (i) STI’s audited financial statements for the fiscal years ended June 30, 2005 and 2004, together with the report of STI’s independent auditors, (ii) STI’s unaudited financial statements for the three months ended September 30, 2005 and 2004 and (iii) unaudited condensed pro forma financial information (unaudited) reflecting the STI acquisition.

(a)	Financial Statements of Businesses Acquired.

(1)	Safety Tech International, Inc. financial statements for each of the fiscal years ended June 30, 2005 and 2004 (together with report of independent auditors) are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(2)	Safety Tech International, Inc. financial statements for each of the three month periods ended September 30, 2005 and 2004 (unaudited) are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of the Registrant giving effect to the STI acquisition as described in such pro forma financial information are attached hereto as Exhibit 99.4 hereto and incorporated herein by reference:

(1)	Unaudited condensed pro forma combined balance sheet as of September 30, 2005

(2)	Unaudited condensed pro forma combined statement of income for the nine months ended September 30, 2005

(3)	Unaudited condensed pro forma combined statement of income for the year ended December 31, 2004

(4)	Notes to the unaudited pro forma financial information

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(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of November 8, 2005, among TVI Corporation, TVI Sub, Inc., Safety Tech International, Inc. (“STI”) and the STI stockholders (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed November 14, 2005)

10.4	Research and Development Agreement, dated as of November 8, 2005, between Safety Tech International, Inc. and Safety Tech AG (incorporated by reference from Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed November 14, 2005)

10.5	Employment Agreement, dated November 8, 2005, between Safety Tech International, Inc. and Dale E. Kline (incorporated by reference from Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed November 14, 2005)

23.1	Consent of Rager, Lehman & Houck, P.C.

99.1	Press Release dated November 9, 2005. (incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed November 14, 2005)

99.2	Safety Tech International, Inc. financial statements for the fiscal years ended June 30, 2005 and 2004 (together with report of independent auditors)

99.3	Safety Tech International, Inc. financial statements for each of the three month periods ended September 30, 2005 and 2004 (unaudited)

99.4	Unaudited Pro Forma Financial Statements and notes thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI CORPORATION
(Registrant)

Date: January 19, 2006	By:	/s/ Richard V. Priddy
	Name:	Richard V. Priddy
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 8, 2005, among TVI Corporation, TVI Sub, Inc., Safety Tech International, Inc. (“STI”) and the STI stockholders (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed November 14, 2005)

10.4	Research and Development Agreement, dated as of November 8, 2005, between Safety Tech International, Inc. and Safety Tech AG (incorporated by reference from Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed November 14, 2005)

10.5	Employment Agreement, dated November 8, 2005, between Safety Tech International, Inc. and Dale E. Kline (incorporated by reference from Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed November 14, 2005)

23.1	Consent of Rager, Lehman & Houck, P.C.

99.1	Press Release dated November 9, 2005. (incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed November 14, 2005)

99.2	Safety Tech International, Inc. financial statements for the fiscal years ended June 30, 2005 and 2005 (together with report of independent auditors)

99.3	Safety Tech International, Inc. financial statements for each of the three month periods ended September 30, 2005 and 2004 (unaudited)

99.4	Unaudited pro forma financial information and notes thereto

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